UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
February 15, 2013

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 15, 2013, the registrant voluntarily prepaid an aggregate $290 million principal amount under its $400 million Credit Agreement dated as of June 13, 2012 with Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager (“Credit Agreement”).  The funds for such prepayment were provided by $100 million of the registrant’s cash on hand as well as borrowings of $190 million under a new loan (“Contran Loan”) from Contran Corporation, a parent of the registrant.  The Contran Loan provides for borrowings by the registrant of up to $290 million, and contains terms and conditions substantially identical to the terms and conditions of the Credit Agreement, except that the Contran Loan is unsecured and contains no financial maintenance covenant.  After such prepayment, an aggregate $100 million principal amount remains outstanding under the Credit Agreement.

The descriptions of the terms and conditions of the Credit Agreement and the Contran Loan are qualified in their entirety by reference to Exhibit 10.1 to Current Report on Form 8-K the registrant filed with the U.S. Securities and Exchange Commission on June 18, 2012 and Exhibit 10.2 to this current report, respectively, all of which terms and conditions are incorporated herein by such references.

The representations, warranties and covenants contained in the Credit Agreement were made solely for purposes of the specific agreement and as of June 13, 2012, were solely for the benefit of the parties to the agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between or among the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders.  Security holders are not third-party beneficiaries under the agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the contracting parties.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreement, which subsequent information may or may not be fully reflected in a contracting party’s public disclosures.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

10.1
The $400,000,000 Credit Agreement dated as of June 13, 2012, by and among Kronos Worldwide, Inc., as Borrower, the Lenders referred to therein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager — incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K Kronos Worldwide, Inc. (Securities Exchange Act File No. 1-31763) filed with the U.S. Securities and Exchange Commission on June 18, 2013.

	10.2*	Unsecured Term Loan Promissory Note dated February 15, 2013 in the original principal amount of $290 million executed by Kronos Worldwide, Inc. and payable to the order of Contran Corporation.

*	Filed herewith.

The representations, warranties and covenants contained in Exhibit 10.1 were made solely for purposes of the specific agreement and as of June 13, 2012, were solely for the benefit of the parties to the agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between or among the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders.  Security holders are not third-party beneficiaries under the agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the contracting parties.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreement, which subsequent information may or may not be fully reflected in a contracting party’s public disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kronos International, Inc.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: February 22, 2013	Gregory M. Swalwell Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Description

10.1
The $400,000,000 Credit Agreement dated as of June 13, 2012, by and among Kronos Worldwide, Inc., as Borrower, the Lenders referred to therein, as Lenders, and Wells Fargo Bank, National Association, as Administrative Agent, and Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Book Manager — incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K Kronos Worldwide, Inc. (Securities Exchange Act File No. 1-31763) filed with the U.S. Securities and Exchange Commission on June 18, 2013.

10.2*	Unsecured Term Loan Promissory Note dated February 15, 2013 in the original principal amount of $290 million executed by Kronos Worldwide, Inc. and payable to the order of Contran Corporation.

*	Filed herewith.

The representations, warranties and covenants contained in Exhibit 10.1 were made solely for purposes of the specific agreement and as of June 13, 2012, were solely for the benefit of the parties to the agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between or among the parties to the agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders.  Security holders are not third-party beneficiaries under the agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the contracting parties.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreement, which subsequent information may or may not be fully reflected in a contracting party’s public disclosures.